UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

LEGACY HOUSING CORPORATION

(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100 Bedford, Texas	76022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 799-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LEGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Legacy Housing Corporation (the “Company”)

October 29, 2025

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2025, in connection with certain recent changes to the Texas Business Organizations Code (“TBOC”), the Board of Directors of the Company (the “Board”) approved and adopted certain amendments (the “Amendments”) to the Company’s Bylaws (the “Bylaws”), effective as of such date, to add new sections to:

•	adopt an ownership threshold requiring any shareholder or group of shareholders to hold shares of common stock sufficient to meet an ownership threshold of at least 3% of the Company’s issued and outstanding shares in order to institute or maintain a derivative proceeding;

•	clarify that the exclusive forum for any “internal entity claim” as defined in the TBOC will be the United States District Court for the Northern District of Texas or, if the United States District Court for the Northern District of Texas lacks jurisdiction for such action, the Texas Business Court (or, if the Texas Business Court is not then accepting filings or determines that it lacks jurisdiction for such action, a Texas state district court in Tarrant County, Texas); and

•	provide for a jury trial waiver for “internal entity claims” as defined in the TBOC.

Except as specifically amended above, the Bylaws remain in full force and effect.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of Amendment No. 1 to the Bylaws of the Company, Amendment No. 2 to the Bylaws of the Company and Amendment No. 3 to the Bylaws of the Company, which are filed as Exhibits 3.2, 3.3 and 3.4, respectively, to this current report and is incorporated by reference herein.

For reference, the Bylaws are filed as Exhibit 3.1 to this current report.

Item 8.01.         Other Events.

On October 29, 2025, the Board appointed Curtis D. Hodgson as the Executive Chairman of the Board, effective as of such date. Mr. Hodgson co-founded the Company in 2005 and has served as a director of the Company since January 2018, and previously served as Executive Chairman of the Board from January 2022 to December 2024. Kenneth E. Shipley, who served as the Chairman of the Board prior to Mr. Hodgson’s appointment, will continue to serve as a member of the Board.

Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit Number	Description of Exhibit
3.1	Bylaws of Legacy Housing Corporation.
3.2	Amendment No. 1 to the Bylaws of Legacy Housing Corporation.
3.3	Amendment No. 2 to the Bylaws of Legacy Housing Corporation.
3.4	Amendment No. 3 to the Bylaws of Legacy Housing Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: November 3, 2025	By:	/s/ Kenneth E. Shipley
		Name:	Kenneth E. Shipley
		Title:	Interim Chief Executive Officer